EXHIBIT 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
SARBANES-OXLEY ACT SECTION 906
     Pursuant to Section 1350 of Title 18 of the United States Code, I, Stephen J. Gurgovits, the President and Chief Executive Officer of F.N.B. Corporation (the Corporation), hereby certify that, to the best of my knowledge:
1.	The Corporation’s Quarterly Report on Form 10-Q for the period ended September 30, 2007 (the Report) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date: November 7, 2007	/s/ Stephen J. Gurgovits
Stephen J. Gurgovits
President and Chief Executive Officer

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